UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On May 5, 2010, Pharmacyclics, Inc., a Delaware corporation (the “Registrant”), issued a press release regarding its financial results for its third quarter of fiscal 2010. A copy of the press release is attached as Exhibit 99.1.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated May 5, 2010, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

 The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release dated May 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2010	Pharmacyclics, Inc.

	By:	/s/ Rainer M. Erdtmann
Rainer M. Erdtmann
Vice President, Finance & Administration and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 5, 2010.